UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2014

INLAND AMERICAN REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Attached to this Current Report on Form 8-K, as Exhibits 99.1, 99.2 and 99.3, and incorporated by reference into this Item 7.01, respectively, are: (i) a copy of a letter from Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”), to its stockholders, dated April 11, 2014; (ii) a copy of a letter from the Company to its stockholder that are residents of California, dated April 11, 2014; and (iii) material for use with the Company’s investor relations program.

The information in this Item 7.01 disclosure, including Exhibits 99.1, 99.2 and 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, 99.2 and 99.3, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Inland American Real Estate Trust, Inc. letter to stockholders, dated April 11, 2014

99.2	Inland American Real Estate Trust, Inc. letter to California stockholders, dated April 11, 2014

99.3	Investor relations material of Inland American Real Estate Trust, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date:	April 11, 2014	By:	/s/ Jack Potts
		Name:	Jack Potts
		Title	Executive Vice President – Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Inland American Real Estate Trust, Inc. letter to stockholders, dated April 11, 2014

99.2	Inland American Real Estate Trust, Inc. letter to California stockholders, dated April 11, 2014

99.3	Investor relations material of Inland American Real Estate Trust, Inc.

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